SUPPLEMENT DATED JANUARY 15, 2010
TO

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about certain investment options that were available under your Contract.

At a meeting of the Board of Trustees of Premier VIT held on December 23, 2009, the Board approved the closing and liquidation of the OpCap Mid Cap Portfolio and NACM Small Cap Portfolio. Shareholders are encouraged to find a suitable replacement investment for any assets they have invested in the OpCap Mid Cap Portfolio and NACM Small Cap Portfolio before the closing and liquidation.

Effective immediately, transfers of Account Value out of the OpCap Mid Cap Sub-Account and NACM Small Cap Sub-Account to any other Sub-Account or Guarantee Period available under the Contract will not count against the contractual transfer limitations. As of the close of business on or about April 16, 2010, (the “Liquidation Date”), any Account Value remaining in the OpCap Mid Cap Sub-Account and NACM Small Cap Sub-Account will automatically be transferred to the MFS Money Market Sub-Account.

After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the OpCap Mid Cap Sub-Account and NACM Small Cap Sub-Account will continue with the MFS Money Market Sub-Account replacing these Sub-Accounts.

Please retain this supplement with your prospectus for future reference.

Futurity 1/2010